Exhibit 10.3

INTELLECTUAL PROPERTY SECURITY AGREEMENT

This Intellectual Property Security Agreement is entered into as of May 1, 2009 by and between Silicon Valley Bank ("Bank") and Adept Technology, Inc. ("Grantor").
RECITALS
A.    Bank has agreed to make certain advances of money and to extend certain financial accommodation to Grantor (the "Loans") in the amounts and manner set forth in that certain Loan and Security Agreement by and between Bank and Grantor dated May 1, 2009 (as the same may be amended, modified or supplemented from time to time, the "Loan Agreement"; capitalized terms used herein are used as defined in the Loan Agreement). Bank is willing to make the Loans to Grantor, but only upon the condition, among others, that Grantor shall grant to Bank a security interest in the Intellectual Property Collateral (as defined below) to secure the obligations of Grantor under the Loan Agreement.
B.    Pursuant to the terms of the Loan Agreement, Grantor has granted to Bank a security interest in all of Grantor's right, title and interest, whether presently existing or hereafter acquired, in, to and under all of the Collateral.
NOW, THEREFORE, for good and valuable consideration, receipt of which is hereby acknowledged, and intending to be legally bound, as collateral security for the prompt and complete payment when due of its obligations under the Loan Agreement, Grantor hereby represents, warrants, covenants and agrees as follows:
AGREEMENT
To secure its obligations under the Loan Agreement, Grantor grants and pledges to Bank a security interest in all of Grantor's right, title and interest in, to and under all of its copyright rights, copyright applications, copyright registrations and like protections in each work of authorship and derivative work, whether published or unpublished, any patents, patent applications and like protections (including, without limitation, the items listed on Exhibit A), including improvements, divisions, continuations, renewals, reissues, extensions, and continuations-in-part of the same, trademarks, service marks and, to the extent permitted under applicable law, any applications therefor, whether registered or not (including, without limitation, the items listed on Exhibit B), and the goodwill of the business of Borrower connected with and symbolized thereby, know-how, operating manuals, trade secret rights, rights to unpatented inventions, and any claims for damage by way of any past, present, or future infringement of any of the foregoing, including, without limitation, all proceeds thereof (such as, by way of example but not by way of limitation, license royalties and proceeds of infringement suits), the right to sue for past, present and future infringements, and all rights corresponding thereto throughout the world (collectively, the “Intellectual Property Collateral”).
This security interest is granted in conjunction with the security interest granted to Bank under the Loan Agreement. The rights and remedies of Bank with respect to the security interest granted hereby are in addition to those set forth in the Loan Agreement and the other Loan Documents, and those which are now or hereafter available to Bank as a matter of law or equity. Each right, power and remedy of Bank provided for herein or in the Loan Agreement or any of the Loan Documents, or now or hereafter existing at law or in equity shall be cumulative and concurrent and shall be in addition to every right, power or remedy provided for herein and the exercise by Bank of any one or more of the rights, powers or remedies provided for in this Intellectual Property Security Agreement, the Loan Agreement or any of the other Loan Documents, or now or hereafter existing at law or in equity, shall not preclude the simultaneous or later exercise by any person, including Bank, of any or all other rights, powers or remedies.
This Intellectual Property Security Agreement may be executed in multiple counterparts, each of which shall be deemed an original, and counterpart signature pages may be assembled to form a single original document.
[Remainder of Page Intentionally Left Blank - Signature Page Follows]

[Signature Page to Intellectual Property Security Agreement]
IN WITNESS WHEREOF, the parties have cause this Intellectual Property Security Agreement to be duly executed by its officers thereunto duly authorized as of the first date written above.

Address of Grantor: 5960 Inglewood Drive Pleasanton, CA 94588 Attn: Lisa M. Cummins Fax: (925) 245-3510 Email: lisa.cummins@adept.com	GRANTOR: Adept Technology, Inc. By: /s/ Lisa Cummins Title:CFO

Address of Bank: 185 Berry Street Lobby 1, Suite 3000 San Francisco, CA 94107 Attn: Rick Freeman Fax: (415) 856-0810 Email: rfreeman@svb.com	BANK: Silicon Valley Bank By:/s/ Rick Freeman Title: Relationship Manager

AMENDED AND RESTATED EXHIBIT A
TO INTELLECTUAL PROPERTY SECURITY AGREEMENT
dated May 1, 2009
by Adept Technology, Inc. in favor of Silicon Valley Bank
Patents and Copyrights
Adept Technology, Inc. Patents:

Description	Patent/ Application Number	Issue/ Application Date
Bin-Picking System for Randomly Positioned Objects	7,313,464	12/25/2007
Smart Camera	7,174,224	2/6/2007
Smart Camera	6,988,008	1/17/2006
Smart Camera	6,985,780	1/10/2006
Methods and Apparatus for Positive Wafer Process Status Identification During Semiconductor Wafer Processing	6,530,734	3/11/2003
Impulse-Based, Flexible Parts Feeder	6,056,108	5/2/2000
Isolation Chamber Transfer Apparatus	5,810,537	9/22/1998
Flexible Parts Feeder	5,687,831	11/18/1997
Bin-Picking System for Randomly Positioned Objects (CAN)	2,600,042	8/31/2007
Bin-Picking System for Randomly Positioned Objects (JAP)	2007-230204	4/4/2006
Vacuum Gripping Apparatus (national phase utility patent application - United States [1]	12/597,307	10/23/2009
Vacuum Gripping Apparatus (national phase utility patent application - Australia) [1]	2008246203	11/18/2009
Vacuum Gripping Apparatus (Australia)	2011204992	7/26/2011
Vacuum Gripping Apparatus (national phase utility patent application - Brazil) [1]	PI 0810690-8	10/22/2009
Vacuum Gripping Apparatus (national phase utility patent application - Canada) [1]	2 685 274	10/26/2009
Vacuum Gripping Apparatus (national phase utility patent application - Europe) [1]	8754109.0	11/25/2009
Vacuum Gripping Apparatus (national phase utility patent application - Japan) [1]	2010-506272	10/26/2009
Vacuum Gripping Apparatus (national phase utility patent application - South Korea) [1]	10-2009-7024668	11/26/2009
Vacuum Gripping Apparatus (national phase utility patent application - New Zealand) [1]	581442	11/25/2009
Vacuum Gripping Apparatus (national phase utility patent application - South Africa) [1]	2009/08340	8/25/2010
Spatial Data Collection Apparatus and Method	6,917,893	7/12/2005
System and Method for Map and Position Determination Enhancement	7,650,013	1/19/2010
Method for Mapping Spaces With Respect to a Universal Uniform Spatial Reference	7,693,654	4/6/2010
Mobile Autonomous Updating of GIS Maps	7,912,633	3/22/2011
Mobile Autonomous Updating of GIS Maps	13/050,800	3/17/2011
Apparatus and Method for Gripping and Releasing Objects	PCT/US10/27511	3/16/2010

1 These national and regional phase utility patent applications are each based on International patent application No. PCT/US2008/005330 (now expired), filed in the USPTO on April 25, 2008, which claimed priority to provisional patent application No. 60/926,329 (now expired), filed in the USPTO on April 26, 2007.

Adept Technology, Inc. Copyrights:

Description	Registration/ Application Number	Registration/ Application Date
ActivMedia Robotics Navigation and Localization (ARNL)	TX0005888854	12/18/2003
ActivMedia Robotics Control and Operations Software (ARCOS), version 1.0	TX0006088863	11/19/2004
ActivMedia Robotics Interface for Applications (ARIA), version 1.0	TX 0006088041	12/16/2004
ActivMedia Robotics Interface for Applications (ARIA), version 2.0	TX 006088042	12/16/2004
ActivMedia Color Tracking System (ACTS), version 1.0	TX0006072154	12/20/2004
ActivMedia Color Tracking Systems (ACTS), version 2.0	TX0006091327	12/20/2004
Mapper3	TX0006171250	5/19/2005
MobileEyes	TX0006188105	5/19/2005
MobileEyes, version 1.0	TX0006221176	8/11/2005
ARM: BASE PROGRAM FOR VARIABLE DATA ALLOCATION	TX4140500	6/27/1995
ADEPT V+ VERSION 8.2	TX4140499	8/14/1995
ADX DATA IMPORT AND EXPORT SUBSYSTEM, VERSION V1.6	TX4140497	6/27/1995
VISION OPERATOR TRAINING GUIDE.	TX4127588	6/27/1995
ARM: BASE PROGRAM VARIABLE DATA ALLOCATION: 8.2	TX4127587	6/27/1995
RELEASE NOTES FOR ADEPT VAL II: VERSION 6.4	TX4119725	8/14/1995
ADEPT V+, VERSION 8.0	TX4117082	8/14/1995
V+ VERSION 10.1	TX4117465	8/14/1995
ADEPTONE ROBOT USER'S GUIDE	TX4075324	7/24/1995
V+ VERSION 10.1	TX4075057	6/27/1995
ADEPTMOTION SERVO: USER'S GUIDE	TX4078798	7/24/1995
ADEPT MC CONTROLLER: USER'S GUIDE	TX4078797	7/24/1995
ADEPT CC CONTROLLER: USER'S GUIDE	TX4078914	7/24/1995
ADEPT ROBOT ENGINEERING MANUAL.	TX4068659	7/24/1995

Amendment Acknowledgment:

Date: February 6, 2012

Adept Technology, Inc.

By:    /s/ Lisa Cummins
Lisa M. Cummins
Senior VP, Finance &
Chief Financial Officer

Silicon Valley Bank

By:    /s/ Elisa Sun
Name:    Elisa Sun
Title:    Relationship Manager

[SIGNATURE PAGE TO AMENDED AND RESTATED EXHIBIT A TO INTELLECTUAL PROPERTY SECURITY AGREEMENT]

AMENDED AND RESTATED EXHIBIT B
TO INTELLECTUAL PROPERTY SECURITY AGREEMENT
dated May 1, 2009
by Adept Technology, Inc. in favor of Silicon Valley Bank
Trademarks
Adept Technology, Inc.

Description	Registration/ Application Number	Registration/ Application Date
Adept logo	1,458,004	09-22-1987, renewed 04-03-2007
Adept logo (Norway)	146,528	8/22/1981
Adept logo (Denmark)	VR 008294 1993	12/3/1993
AIM	2,627,530	10/1/2002
AdeptVision	2,623,647	9/24/2002
HexSight	2,574,873	6/4/2002
HexSight (Canada)	TMA524628	11/3/2001
HEXAVISION (Canada)	TMA528326	5/24/2000
BRAIN‐ON‐BOARD (Germany)	30,422,425	6/1/2005
Adept	3,368,851	1/15/2008
Adept (Germany)	1,180,500	8/23/1991
Adept (EU Community Trade Mark)	3,028,982	3/1/2006
Seekur	3,384,516	2/19/2008
PatrolBot	3,394,393	3/11/2008
LaserPlans	3,391,245	3/4/2008
Motivity (Classes 07 - Industrial Robots and 12 -Robotic Transport Vehicles)	4,047,455	11/1/2011
Motivity (Class 09 - Laboratory Robots)	77/808035	8/19/2009
Motivity by MobileRobots (Application)	77/938941	2/18/2010
ApproFlex (France)	07 3519096	9/14/2007
ApproFlex (CTM)	6,644,397	1/21/2009
Eclipse (CTM)	8,123,697	11/11/2009
activemedia logo (Poland)	255,736	9/30/2002
ActiveMedia (Switzerland)	540,209	12/8/2005
Cerebellum Automation (France)	04 3277907	4/9/2004

Note: certain international registrations may be in name of Adept Technology, Inc. subsidiaries. Adept is in process of transferring any international registrations held by subsidiaries to the parent company.

Amendment Acknowledgment:

Date: February 6, 2012

Adept Technology, Inc.

By:    /s/ Lisa Cummins
Lisa M. Cummins
Senior VP, Finance &
Chief Financial Officer

Silicon Valley Bank

By:    /s/ Elisa Sun
Name:    Elisa Sun
Title:    Relationship Manager

[SIGNATURE PAGE TO AMENDED AND RESTATED EXHIBIT B TO INTELLECTUAL PROPERTY SECURITY AGREEMENT]